Exhibit 10.3
NCI BUILDING SYSTEMS, INC.
BONUS PROGRAM
[As Amended as of December 6, 2010]
The Bonus Program (the “Program”) is as follows:
     1. Purpose. The purpose of the Program is:
          (A) To provide exceptional cash rewards earned by exceptional performance; and
          (B) To focus management attention on key objectives of the Company by basing their bonus on return on assets and growth in earnings per share.
     2. Administration. The Program will be administered and interpreted by the Compensation Committee of the Board of Directors of the Company (the “Committee”).
     3. Maximum Bonuses and Bonus Performance Standards.
          (A) Maximum Bonuses. The aggregate maximum bonus pool to be paid pursuant to the Program in any fiscal year (including all bonuses and any related 401(k) profit sharing plan matches, social security taxes and other employer costs) for all of the Company’s employees shall not exceed fifteen percent (15%) of the Company’s Adjusted Pre-Tax Profit before (i) any accrual for bonuses payable pursuant to the Program for that fiscal year, and (ii) accruals with respect to awards made under the Company’s 2003 Long-Term Incentive Plan (the “Maximum Bonus Amount”). If the aggregate bonuses to be paid pursuant to the Program for Level 1A, Level 1B, Level 2, Level 3 and Level 4 participants and the Non-Management Bonus Pool in any fiscal year exceed the Maximum Bonus Amount, then the bonuses to be paid to Level 1A, Level 1B, Level 2, Level 3 and Level 4 participants shall be reduced on a pro rata basis to an amount such that the aggregate bonuses to be paid pursuant to the Program for Level 1A, Level 1B, Level 2, Level 3 and Level 4 participants and the Non-Management Bonus Pool in that fiscal year equal the Maximum Bonus Amount.
          (B) Combination of ROA and EPS. Level 1A, Level 1B and Level 2 participants will be eligible for the award of an annual cash bonus equal to a percentage of their respective base salaries, based upon the Company’s achievement of a specified ROA, a specified EPS Growth or a combination of ROA and EPS Growth for the fiscal year. No cash bonuses will be awarded to these participants if both ROA is less than 5% and EPS Growth is less than 20%.
          (1) Level 2 Participants. Subject to the minimum requirements for ROA and EPS Growth, Level 2 participants will be eligible for a cash bonus award based upon the grid of ROA and EPS Growth achievement attached hereto as Exhibit A, in which the bonus eligible for award is the percentage of base salary indicated at each intersecting grid mark for ROA and EPS Growth (e.g., ROA of 25% and EPS Growth of 20% results in a 61% cash bonus).
          (2) Level 1A and 1B Participants. Cash bonus awards for which Level 1A and 1B participants are eligible also will be based on the grid of ROA and EPS Growth achievement attached hereto as Exhibit A, but (1) for Level 1A participants it will be 2.0 times the percentage of base salary indicated for Level 2 participants and (2) for Level 1B participants it will be 1.5 times the percentage of base salary indicated for the Level 2 participants.
          (C) ROA Only. Level 3 and Level 4 participants will be eligible for the award of a cash bonus equal to a percentage of their respective base salaries, based upon the Company’s achievement of a specified ROA for the fiscal year. No cash bonuses will be awarded to these participants if ROA is less than 5%.

          (1) Level 3 Participants. The Committee shall place all Level 3 participants in five categories. If ROA is 5% or more, Level 3 participants will be eligible for a cash bonus in accordance with the following table:

		Additional Percentage
	Minimum	of Base Salary for each
	Bonus	1% Increment of ROA
Category	(5% ROA)	in excess of 5%
A	7.5%	2.25%
B	8.75%	2.625%
C	10%	3%
D	11.25%	3.375%
E	12.5%	3.75%
          (2) Level 4 Participants. If ROA is 5% or more, Level 4 participants will be eligible for a cash bonus in accordance with the following table:

		Additional Percentage
	Minimum	of Base Salary for each
	Bonus	1% Increment of ROA
Category	(5% ROA)	in excess of 5%
A	2.5%	0.75%
B	3.75%	1.125%
C	5.0%	1.5%
D	6.25%	1.875%

          (D) Non-Management Bonus Pool. The Company shall establish a permanent minimum bonus pool for lower level, non-management employees (the “Non-Management Bonus Pool”), in an amount equal to $2,850,000, to be paid if and only if the Company’s Adjusted Pre-Tax Profit is equal to or greater than $36 million; provided, however, that the aggregate amount of the Non-Management Bonus Pool shall be adjusted annually beginning in 2007 by a percentage equal to the percentage increase in the then most recently published CPI (as hereinafter defined), over the CPI published for the immediately preceding fiscal year. If the CPI did not increase during the measurement period, no adjustment to the Non-Management Bonus Pool shall be made. For purposes of the Program, “CPI” means the Consumer Price Index for All Urban Customers for the Houston-Galveston-Brazoria area. If the CPI becomes unavailable to the public because publication is discontinued, or otherwise, then the Company and the Committee will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar, published by another governmental agency or, if no such index shall be available then a comparable index published by a major bank or other financial institution or by a recognized financial publication.
          (E) No Individual Caps. Subject to the Maximum Bonus Amount set forth in Section 3(A) above, participants will not be subject to any cap on the maximum amount of an individual bonus. The grid attached hereto as Exhibit A illustrates the bonus levels payable up to 41% ROA Growth and 62% EPS Growth. Should either of these metrics exceed those levels, individual bonuses shall be increased by extrapolating the grid in a proportionate manner.
     4. Participants and Eligibility.
          (A) Whether or not to award a cash bonus to any particular participant is within the absolute discretion of the Company and the Committee. No bonus award to a Level 1A, 1B, 2 or 3 participant may be paid unless and until approved by the Committee, and no bonus award may be paid to a Level 4 participant unless and until the Committee has approved the aggregate employee bonus pool for that fiscal year.
          (B) A participant shall not be eligible for and shall not be entitled to receive a bonus for any fiscal year’s performance unless the participant is employed by the Company or one of its subsidiaries both on the last day of the fiscal year and on the date of approval by the Committee of the bonus (if a Level 1A, 1B, 2 or 3 participant) or the aggregate employee bonus pool for that year (if a Level 4 participant).
          (C) The Committee, in its sole discretion, shall determine the Level 1A, 1B, Level 2 and Level 3 participants for any given fiscal year; provided, however, the Committee and/or the Executive Committee shall determine the categories into which Level 3 participants will be placed, and provided further that the Executive Committee shall have the authority to move a Level 4 participant to the lowest category of Level 3 when that participant receives a promotion. Designation of a manager as a participant for any fiscal year is in the absolute discretion of the Company and the Committee and does not entitle that participant to remain as a participant in any subsequent year.
          (D) Addition, removal or movement of participants into, from or between any of Levels 1A, 1B, 2 or 3 must be submitted to and approved by the Committee; provided, however, that the Executive Committee shall have the authority to move a Level 4 participant to the lowest category of Level 3 when that participant receives a promotion. The Level 1 managers, with the approval of the Chairman of the Board and President, shall have discretion to add or remove participants at Level 4 without further action of the Committee, provided the aggregate bonuses paid to all employees do not exceed the amount of the employee bonus pool for that year approved by the Committee.
          (E) The Executive Committee, in its sole discretion, shall determine the participants in the Non-Management Bonus Pool for any given fiscal year. Designation of a non-management employee as a participant for any fiscal year is in the absolute discretion of the Company and the Executive Committee and does not entitle that participant to remain as a participant in any subsequent year.
     5. Definitions. As used in this Program, the following terms shall have the meanings set forth below:
     “Adjusted EPS” means net income plus the after-tax impact of deferred financing costs and other non-recurring expenses approved by the Compensation Committee or the Board of Directors divided by the weighted average shares outstanding on a fully diluted basis for the period as set forth on the audited annual financial statements of the Company and, when appropriate to the calculations, the internally generated financial statements for each month and quarter of the fiscal year, prepared in accordance with generally accepted accounting principles.
     “Adjusted Operating Assets” means (x) total assets, less (y) cash and cash equivalents, deferred income taxes and goodwill, all as set forth on the audited annual financial statements of the Company and, when appropriate to the calculations, the internally generated financial statements for each month and quarter of the fiscal year, prepared in accordance with generally accepted accounting principles.
     “Adjusted Pre-Tax Profit” means EBIT plus deferred financing costs and other non-recurring expenses approved by the Compensation Committee or the Board of Directors as set forth on the audited annual financial statements of the Company and, when appropriate to the calculations, the internally generated financial statements for each month and quarter of the fiscal year, prepared in accordance with generally accepted accounting principles.
     “EBIT” means income before income taxes plus interest expense as set forth on the audited annual financial statements of the Company and, when appropriate to the calculations, the internally generated financial statements for each month and quarter of the fiscal year, prepared in accordance with generally accepted accounting principles.

     “EPS Growth” means (x) Adjusted EPS for the fiscal year less Adjusted EPS for the prior fiscal year, divided by (y) Adjusted EPS for the prior fiscal year. If the Company conducts a public offering of equity securities, the Committee will evaluate and determine at that time whether any adjustments should be made to the calculation of EPS Growth.
     “Maximum Bonus Amount” has the meaning set forth in Section 3(A) hereof.
     “Non-Management Bonus Pool” has the meaning set forth in Section 3(D) hereof.
     “ROA” means Adjusted Pre-Tax Profit divided by Adjusted Operating Assets.
     6. Interpretation. The Committee shall interpret the Program and shall prescribe such rules and regulations in connection with the operation of the Program as it determines to be advisable. The Committee may rescind and amend its rules, regulations and interpretations.
     7. Amendment or Termination. The Program may be terminated at any time or amended from time to time by the Committee without the consent or approval of the participants in the Program.
     8. Effect of Program. Neither the adoption of the Program nor any action of the Committee, including action taken at any time to terminate or amend the Program, shall be deemed to give any officer, manager, employee, participant or other person any right to receive a bonus or any other rights, whether as a third party beneficiary or otherwise.

LEVEL 1 AND 11 BONUS PARTICIPANTS
Percent of Target Bonus Paid
Proposed 2011 Matrix
Table indicates what Percenatage of the TARGET BONUS will be paid.
Percent of Target Bonus To be Paid

EPS GROWTH
62%	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157	161	165	169	173	177	181	185	189	193
61%	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155	159	163	167	171	175	179	183	187	191
60%	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157	161	165	169	173	177	181	185	189
59%	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155	159	163	167	171	175	179	183	187
58%	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157	161	165	169	173	177	181	185
57%	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155	159	163	167	171	175	179	183
56%	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157	161	165	169	173	177	181
55%	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155	159	163	167	171	175	179
54%	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157	161	165	169	173	177
53%	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155	159	163	167	171	175
52%	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157	161	165	169	173
51%	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155	159	163	167	171
50%	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157	161	165	169
49%	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155	159	163	167
48%	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157	161	165
47%	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155	159	163
46%	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157	161
45%	15	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155	159
44%	13	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153	157
43%	11	15	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151	155
42%	9	13	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149	153
41%	7	11	15	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147	151
40%	5	9	13	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145	149
39%	3	7	11	15	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143	147
38%	1	5	9	13	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141	145
37%	0	3	7	11	15	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139	143
36%	0	1	5	9	13	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137	141
35%	0	0	3	7	11	15	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135	139
34%	0	0	1	5	9	13	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133	137
33%	0	0	0	3	7	11	15	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131	135
32%	0	0	0	1	5	9	13	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129	133
31%	0	0	0	0	3	7	11	15	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127	131
30%	0	0	0	0	1	5	9	13	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125	129
29%	0	0	0	0	0	3	7	11	15	19	23	27	31	35	39	43	47	51	55	59	63	67	71	75	79	83	87	91	95	99	103	107	111	115	119	123	127
28%	0	0	0	0	0	1	5	9	13	17	21	25	29	33	37	41	45	49	53	57	61	65	69	73	77	81	85	89	93	97	101	105	109	113	117	121	125
	5%	6%	7%	8%	9%	10%	11%	12%	13%	14%	15%	16%	17%	18%	19%	20%	21%	22%	23%	24%	25%	26%	27%	28%	29%	30%	31%	32%	33%	34%	35%	36%	37%	38%	39%	40%	41%
Return on Assets (Percent)

ROA Multiplier	4.00
EPS Multiplier	2.00
Hurdle Factor	0.95
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